ADVANCED SERIES TRUST

AST High Yield Portfolio

Supplement dated July 10, 2018 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information (SAI)

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST High Yield Portfolio (the Portfolio), and the Prospectus and SAI for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective July 11, 2018, Terence Wheat, CFA will no longer serve as a portfolio manager for the Portfolio. Robert Cignarella, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the Portfolio.

To reflect these changes, the Prospectus, Summary Prospectus and the SAI are hereby revised as follows:

I.	All references and information pertaining to Terence Wheat, CFA are hereby removed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

162SUMSUP1